UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2009

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1135 EDGEBROOK, HOUSTON, TEXAS 77034-1899
(Address of principal executive offices)                                                                                     (Zip Code)

(Registrant's telephone number, including area code): (713) 943-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 16, 2009 Mexican Restaurants, Inc. (the “Company”) entered into Agreement and Amendment No. 3 to Credit Agreement made as of June 28, 2009 (the “Wells Fargo Amendment”) with Wells Fargo Bank, N.A. (“Wells Fargo”), amending the Credit Agreement between the Company and Wells Fargo dated June 29, 2007 (the “Wells Fargo Agreement”), in order to amend the maturity date and certain margin and leverage tests set forth in the Wells Fargo Agreement.

As a result of the Wells Fargo Amendment, the maturity date of the Wells Fargo Agreement has been extended from June 29, 2010 to June 29, 2012.  The Wells Fargo Amendment also increases the stipulated percentages payable in connection with LIBOR loans and letters of credit under the Wells Fargo Agreement, adds as a condition precedent to loans made to the Company for growth capital expenditures that the Company’s total leverage ratio not exceed certain stated amounts, and amends certain financial covenants.

At the Company’s option, the revolving loan under the Wells Fargo Agreement bears an interest rate equal to either the Wells Fargo’s Base Rate plus a stipulated percentage or LIBOR plus a stipulated percentage.  The Company is subject to a non-use fee of 0.50% on the unused portion of the revolver from the date of the Wells Fargo Agreement.  The Company has pledged the stock of its subsidiaries, its leasehold interests, its patents and trademarks and its furniture, fixtures and equipment as collateral for this credit facility with Wells Fargo.  The Wells Fargo Agreement requires the Company to maintain certain leverage ratios and fixed charge coverage ratios.

The foregoing description of the Wells Fargo Amendment does not purport to be complete and is qualified in its entirety by the provisions of the Wells Fargo Amendment, which is filed as an exhibit to this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

The following is filed as Exhibit 10.1 to this Current Report on Form 8-K:

10.1	Agreement and Amendment No. 3 to Credit Agreement made as of June 28, 2009 and executed as of July 16, 2009 among Mexican Restaurants, Inc. and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXICAN RESTAURANTS, INC.

Date: July 21, 2009	By: /s/ Andrew J. Dennard
Name: Andrew J. Dennard Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Agreement and Amendment No. 3 to Credit Agreement made as of June 28, 2009 and executed as of July 16, 2009 among Mexican Restaurants, Inc. and Wells Fargo Bank, N.A.